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                                                                 Exhibit 10.25


                   FIRST AMENDMENT TO POWER PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO POWER PURCHASE AGREEMENT, dated as of August 4, 2000 (the "First Amendment"), is entered into between LSP Energy Limited Partnership, a Delaware limited partnership ("Seller"), Aquila Energy Marketing Corporation (formerly known as Aquila Power Corporation), a Delaware corporation ("Aquila") and UtiliCorp United Inc., a Delaware corporation ("UtiliCorp") (Aquila and UtiliCorp collectively, "Purchaser") (each, a "Party" and collectively, the "Parties").

                                RECITALS

     WHEREAS, Seller and Purchaser have entered into a Power Purchase Agreement dated as of May 21, 1998 ("Power Purchase Agreement");

     WHEREAS, Seller and Purchaser desire to amend the Power Purchase Agreement as set forth in this First Amendment on that the condition that the Commercial Operation Date occurs prior to August 9, 2000;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

     SECTION 1. DEFINITIONS. Unless the context otherwise requires, capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given to them in the Power Purchase Agreement.

     SECTION 2.  AMENDMENTS TO THE POWER PURCHASE AGREEMENT.

(a) For the period from the Commercial Operation Date through February 28, 2001, paragraph (f)(i) of Appendix C shall be amended by deleting "one hundred and thirty (130) minutes" and replacing it with "one hundred and forty (140) minutes", as shown below.

     (i) If a Dedicated Unit has been out of operation for less than forty-eight (48) hours, it shall achieve minimum load within one hundred and forty (140) minutes following Purchaser's notice of Start-Up; and

(b) For the period from the Commercial Operation Date through February 28, 2001, paragraph (f)(ii) of Appendix C shall be amended by deleting "two hundred and ten (210) minutes" and replacing it with "two hundred and thirty (230) minutes", as shown below.



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     (ii)  If a Dedicated Unit has been out of operation for more than forty-eight (48) hours, it shall achieve minimum load within two hundred and thirty (230) minutes following Purchaser's notice of Start-Up; and

(c) For the period from the Commercial Operation Date through December 31, 2000, during each Month of such period, the number of equivalent unplanned derate hours (EUDH) to be used in the computation of the equivalent availability factor (EAF) in Sections 10.3(a) and 10.3(b) shall be reduced by twenty four (24) hours.

(d) For the period from the Commercial Operation Date through December 31, 2000, during each Month of such period, the number of equivalent planned derate hours (EPDH) to be used in the computation of the equivalent availability factor (EAF) in Sections 10.3(a) and 10.3(b) shall exclude the first seventy-two (72) hours of EPDH that meet one of the following conditions:

     (i) such hour falls between Hour Ending 2300 on a Friday and Hour Ending 0600 on the next following Monday, inclusive; or

     (ii) such hour or group of contiguous hours immediately preceeding or immediately following an hour specified in clause (i) and all of the hours identified in clause (i) have been excluded from use in the computation of EAF.

     Seller shall use Commercially Reasonable Efforts to take the equivalent planned derate hours during hours that are mutually agreed to by Purchaser

(e) On the Commercial Operation Date and continuing until the Contract Capacity is re-determined pursuant to the next sentence, the Standard Capacity shall be deemed to be equal to 238 MW and the Supplemental Capacity shall be deemed to be equal to 38 MW. By no later than November 30, 2000, Seller shall re-determine Contract Capacity in the manner set forth in Section 11.1(b) and such re-determined Contract Capacity shall become the Contract Capacity from that time forward as set forth in Section 11.1(b).

     SECTION 3. EFFECTIVENESS. This First Amendment shall be effective as of August 4, 2000, on the condition that the Commercial Operation Date occurs prior to August 9 2000.

     SECTION 4.  MISCELLANEOUS.

(a) this First Amendment may be executed in more than one counterpart, each of which shall be deemed to be an original and all of which when taken together shall be deemed




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                     Amendment to Power Purchase Agreement


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     to constitute one and the same instrument. The Parties may execute this
     First Amendment by signing any such counterpart and the signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signatures are physically attached to the same document,

(b) This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, exclusive of conflicts of laws provisions.

(c) Capitalized terms not otherwise defined shall have the meaning given in the Power Purchase Agreement.

(d) Except as expressly provided in this First Amendment, the Power Purchase Agreement shall continue and remain in full force and effect in all respects.












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                     Amendment to Power Purchase Agreement



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     IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their respective duly authorized officers as of the first date above written.



LSP ENERGY LIMITED PARTNERSHIP

By:  LSP Energy, Inc., its General Partner

Name: /s/ Michael P. Witzing
     ---------------------------

Title:    Vice President
     ---------------------------
          Michael P. Witzing



AQUILA ENERGY MARKETING CORPORATION

By:  /s/ VJ Horgan
   ------------------------------

Name:   VJ Horgan
   ------------------------------

Title:  SVP & GM
   ------------------------------



UTILICORP UNITED INC.

By: /s/ Keith Stamm
   ------------------------------

Name:   Keith Stamm
   ------------------------------

Title:  SVP
   ------------------------------



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                     Amendment to Power Purchase Agreement